UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2013

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-35805 (Commission File Number)	20-1496201 (IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)
(208) 384-6161
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2013, Boise Cascade Company (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”) with certain of its subsidiaries and U.S. Bank National Association, the trustee, for its 6 ⅜% Senior Notes due 2020 (the “Notes”), to add Chester Wood Products LLC and Moncure Plywood LLC as guarantors of the Notes.  Entry into the Supplemental Indenture was consummated in connection with the Company’s acquisition of the Southeast Operations of Wood Resources LLC (the “Acquisition”) on September 30, 2013 as described under Item 2.01 hereunder. Additionally, Chester Wood Products LLC and Moncure Plywood LLC executed guarantees to the Company’s revolving credit agreement, substantially in the form attached as Exhibit G-1 to such agreement.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.1 to this Form 8-K and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 30, 2013, the Company's wholly-owned subsidiary, Boise Cascade Wood Products, L.L.C., completed the previously announced Acquisition pursuant to the Limited Liability Company Interest Purchase Agreement dated July 19, 2013 (the "Purchase Agreement"). Pursuant to the Purchase Agreement, the Company acquired all of the outstanding limited liability company interests of both Chester Wood Products LLC and Moncure Plywood LLC (collectively, the "Wood Resources LLC Southeast Operations") for an aggregate purchase price of $102.0 million, subject to post-closing adjustments based upon a working capital target. Of the purchase price, $5.1 million was placed into escrow at closing to satisfy any claims for indemnification, 50% of which is eligible to be released after one year with the balance released after two years (assuming no pending claims). The Company financed the Acquisition with cash on hand and a $25.0 million draw under its revolving credit facility.

Item 7.01 Regulation FD Disclosure.

On September 30, 2013, the Company issued a press release regarding the completion of the Acquisition. The press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

The following audited and unaudited combined financial statements of the Wood Resources LLC Southeast Operations are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference:

•	Independent Auditor's Report

•	Combined Statements of Assets and Liabilities as of December 31, 2011, December 30, 2012, and June 30, 2013 (unaudited)

•	Combined Statements of Income and Comprehensive Income for the year ended December 30, 2012, six months ended July 1, 2012 (unaudited), and six months ended June 30, 2013 (unaudited)

•	Combined Statements of Cash Flow for the year ended December 30, 2012, six months ended July 1, 2012 (unaudited), and six months ended June 30, 2013 (unaudited)

•	Notes to Combined Financial Statements

(b)    Pro forma financial information.

The following unaudited pro forma condensed combined financial information of the Company is filed as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

•	Unaudited pro forma condensed combined balance sheet as of June 30, 2013

•	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012

•	Unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2013

•	Notes to unaudited pro forma condensed combined financial information

(d)     Exhibits.

Exhibit Number	Description of Exhibit

Exhibit 4.1
Supplemental Indenture, dated as of October 1, 2013, by and among Boise Cascade Company, the existing guarantors party thereto, Chester Wood Products LLC and Moncure Plywood LLC, and U.S. Bank National Association, as trustee, to that Indenture, dated as of October 22, 2012, by and among Boise Cascade Company, the guarantors party thereto and U.S. Bank National Association.

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

Exhibit 99.1	Boise Cascade Company Press Release, dated September 30, 2013.

Exhibit 99.2
Wood Resources LLC Southeast Operations Combined Financial Statements as of December 31, 2011, December 30, 2012, and June 30, 2013 (unaudited) and for the year ended December 30, 2012 and the six months ended July 1, 2012 and June 30, 2013 (unaudited).

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Information of Boise Cascade Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ John T. Sahlberg
John T. Sahlberg Senior Vice President, Human Resources and General Counsel
Date: October 2, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1
Supplemental Indenture, dated as of October 1, 2013, by and among Boise Cascade Company, the existing guarantors party thereto, Chester Wood Products LLC and Moncure Plywood LLC, and U.S. Bank National Association, as trustee, to that Indenture, dated as of October 22, 2012, by and among Boise Cascade Company, the guarantors party thereto and U.S. Bank National Association.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.

99.1	Boise Cascade Company Press Release, dated September 30, 2013.

99.2
Wood Resources LLC Southeast Operations Combined Financial Statements as of December 31, 2011, December 30, 2012, and June 30, 2013 (unaudited) and for the year ended December 30, 2012 and the six months ended July 1, 2012 and June 30, 2013 (unaudited).

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Boise Cascade Company.

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